File Number: 333-126384
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   April 9, 2007

            Supplement to the Class A, B, C Shares and Class Y Shares
                       Prospectuses dated November 6, 2006
                   for Pioneer International Core Equity Fund

A proposal to reorganize Pioneer International Core Equity Fund into Pioneer International Equity Fund is being submitted for approval by Pioneer International Core Equity Fund's shareholders at a meeting anticipated to be held in the third quarter of 2007. Each fund is managed by Pioneer Investment Management, Inc. If approved by Pioneer International Core Equity Fund's shareholders, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both funds. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization.




                                                                   20689-00-0407
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC